S&W Seed Company[MP1]

Pro Forma Consolidated Financial Statements

(unaudited)

The following unaudited pro forma consolidated financial statements of S&W Seed Company (“S&W”) are presented to illustrate the effect to S&W’s historical financial position and operating results as of the closing of the transactions establishing the Shell JV (as defined in Note 1— Basis of Presentation), which occurred on February 6, 2023.

The Shell JV constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma consolidated financial statements in accordance with Article 11 of Regulation S-X.

The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2022 has been prepared to give effect to the disposition as if it had occurred on September 30, 2022. The unaudited pro forma consolidated statements of operations for the year ended June 30, 2022 and for the three months ended September 30, 2022 have been prepared to give effect to the disposition as if it had occurred on July 1, 2021.

The unaudited pro forma consolidated balance sheet and statements of operations included herein are for informational purposes only and are not necessarily indicative of the results that might have occurred had the disposition taken place on the respective dates assumed. Actual results may differ significantly from those reflected in the unaudited consolidated pro forma financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma consolidated financial statements and actual results. The pro forma adjustments in the unaudited pro forma consolidated balance sheet and the statements of operations included herein include the use of estimates and assumptions as described in the accompanying notes. The pro forma adjustments are based on information available to the Company at the time these unaudited pro forma consolidated financial statements were prepared. The Company believes its current estimates provide a reasonable basis of presenting the significant effects of the transaction. However, the estimates and assumptions are subject to change as additional information becomes available. The unaudited pro forma consolidated financial statements only include adjustments related to the Shell JV.

This pro forma consolidated information is based on the historical consolidated financial statements of S&W and should be read in conjunction with the consolidated financial statements and accompanying footnotes included in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2022, filed with the Securities and Exchange Commission on November 14, 2022, and the consolidated financial statements and accompanying footnotes in its Annual Report on Form 10-K for the year ended June 30, 2022, filed with the Securities Exchange Commission on September 28, 2022.

S&W Seed Company
Consolidated Pro Forma Statement of Operations
For the Year Ended June 30, 2022
(unaudited)

	Previously Reported	Proforma Adjustments	Ref	Proforma
Revenue	$71,354,298	$—		$71,354,298
Cost of revenue	64,999,136	—		64,999,136
Gross profit	6,355,162	—		6,355,162
Operating expenses
Selling, general and administrative expenses	24,470,730	—		24,470,730
Research and development expenses	7,710,642	—		7,710,642
Depreciation and amortization	5,460,321	(454,185)	(a)	5,006,136
Gain on disposal of property, plant and equipment	(31,088)	—		(31,088)
Goodwill impairment charges	1,548,324	—		1,548,324
Total operating expenses	39,158,929	(454,185)		38,704,744
Loss from operations	(32,803,767)	454,185	(b)	(32,349,582)
Interest and other expense	3,105,316	(570,419)		2,534,897
Loss before income taxes	(35,909,083)	1,024,604		(34,884,479)
(Benefit from) provision for income taxes	413,423	-	(c)	413,423
Net loss	(36,322,506)	1,024,604		(35,297,902)
Net income attributable to noncontrolling interests	72,844	-		72,844
Net loss attributable to S&W Seed Company	$(36,395,350)	$1,024,604		$(35,370,746)

Calculation of net loss for loss per share
Net loss attributable to S&W Seed Company	$(36,395,350)	$1,024,604		$(35,370,746)
Net loss attributable to S&W Seed Company per common share, basic and diluted	$(0.93)			$(0.90)
Weighted average number of common shares outstanding, basic and diluted	39,133,681			39,133,681

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

S&W Seed Company
Consolidated Pro Forma Statement of Operations
For the Three Months Ended September 30, 2022
(unaudited)

	Previously Reported	Pro Forma Adjustments	Ref	Pro Forma
Revenue	$19,865,865	$—		$19,865,865
Cost of revenue	15,361,354	—		15,361,354
Gross profit	4,504,511	—		4,504,511
Operating expenses
Selling, general and administrative expenses	5,052,597	—		5,052,597
Research and development expenses	1,515,380	—		1,515,380
Depreciation and amortization	1,336,434	(116,018)	(a)	1,220,416
Total operating expenses	7,904,411	(116,018)		7,788,393
(Loss) income from operations	(3,399,900)	116,018		(3,283,882)
Interest and other expense	1,216,967	(130,189)	(b)	1,086,778
Loss before income taxes	(4,616,867)	246,207		(4,370,660)
(Benefit from) provision for income taxes	(101,664)	—	(c)	(101,664)
Net loss	$(4,515,203)	$246,207		$(4,268,996)
Net loss attributable to noncontrolling interests	(6,262)	—		(6,262)
Net (loss) income attributable to S&W Seed Company	$(4,508,941)	$246,207		$(4,262,734)

Calculation of net loss for loss per share
Net loss attributable to S&W Seed Company	$(4,508,941)	$246,207		$(4,262,734)
Dividends accrued for participating securities and accretion	(114,061)	—		—
Net loss attributable to common shareholders	$(4,623,002)	$246,207		$(4,262,734)

Net loss attributable to S&W Seed Company per common share, basic and diluted	$(0.11)			$(0.10)
Weighted average number of common shares outstanding, basic and diluted	42,604,020	—		42,604,020

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

S&W Seed Company
Pro Forma Consolidated Balance Sheet
As of September 30, 2022
(unaudited)

	Previously Reported	Pro Forma Adjustments	Ref	Pro Forma
Assets
Current assets
Cash and cash equivalents	$1,224,400	$7,000,000	(d)	$8,224,400
Accounts receivable, net	27,707,851	5,747,126	(e)	33,454,977
Inventories, net	49,831,196	—		49,831,196
Prepaid expenses and other current assets	1,940,218	—		1,940,218
Total current assets	80,703,665	12,747,126		93,450,791
Property, plant and equipment, net	16,204,434	(5,557,987)	(f)	10,646,447
Intangibles, net	33,111,696	—		33,111,696
Other assets	5,272,985	22,791,014	(g)	28,063,999
Total assets	$135,292,780	$29,980,153		$165,272,933

Liabilities
Current liabilities
Accounts payable and accrued liabilities	$28,578,085	$—		$28,578,085
Current portion of working capital lines of credit, net	39,798,376	—		39,798,376
Current portion of long-term debt, net	8,108,613	(7,000,000)	(h)	1,108,613
Total current liabilities	76,485,074	(7,000,000)		69,485,074
Other liabilities	7,229,340	—		7,229,340
Total liabilities	83,714,414	(7,000,000)		76,714,414
Mezzanine Equity
Convertible Preferred stock	4,918,880	—		4,918,880
Stockholders' Equity
Common Stock	42,633	—		42,633
Other Stockholders' Equity	46,616,853	36,980,153	(i)	83,597,006
Total stockholders' equity	46,659,486	36,980,153		83,639,639
Total liabilities, mezzanine equity and shareholders' equity	$135,292,780	$29,980,153		$165,272,933

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

S&W Seed Company

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

Note 1 Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements of S&W were derived from the Company’s historical consolidated financial statements. The unaudited pro forma consolidated balance sheet as of September 30, 2022 was adjusted to reflect the completion of the joint venture with Equilon Enterprises LLC (dba Shell Oil Products US, “Shell”), for the development and production of sustainable biofuel feedstocks (the “Shell JV”) through Vision Bioenergy Oilseeds LLC (“Vision Bioenergy”), as if the transaction had occurred on September 30, 2022. The unaudited pro forma consolidated statements of operations for the year ended June 30, 2022 and the three months ended September 30, 2022 were adjusted to reflect the completion of the Shell JV as if the transaction had occurred on July 1, 2021.

In exchange for a 66% ownership interest in Vision Bioenergy, S&W’s contribution of certain tangible and intangible property to Vision Bioenergy, including (i) its Nampa, Idaho production and research facilities, along with certain personal property, including vehicles, fixed assets and other similar equipment, (ii) offers of employment to certain key personnel and (iii) certain contracts and permits, and Shell (i) contributed $13.0 million to Vision Bioenergy and agreed to contribute an additional $12.0 million in February 2024, (ii) paid S&W $7.0 million and agreed to pay an additional $6.0 million in February 2024, and (iii) transferred $7.0 million to a third-party escrow account in order to satisfy and release certain real property liens on assets transferred to Vision Bioenergy pursuant to the Shell JV.

All figures are in United States dollars.

The unaudited pro forma consolidated financial statements are furnished for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the dispositions occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended June 30, 2022 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022.

Note 2 Pro Forma Adjustments

The unaudited pro forma adjustments are based on preliminary estimates, available information and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma consolidated financial information:

“Historical” represents the historical unaudited consolidated (i) balance sheet of S&W Seed Company as of September 30, 2022 and (ii) statements of operations of S&W Seed Company for the year ended June 30, 2022 and the three months ended September 30, 2022.

Statements of Operations

(a) Reduction in depreciation expense due to contribution of property, plant and equipment to Vision Bioenergy.

(b) Reduction in interest expense due to payoff of $7.0 million mortgage in satisfaction of real property liens on Company assets.

(c) Tax effect not shown due to the Company's significant valuation allowance in the United States.

Balance Sheet

(d) Cash received from Shell at closing.

(e) Present value of $6.0 million note receivable from Shell due February 2024.

(f) Net book value of property, plant and equipment contributed to Vision Bioenergy.

(g) Fair market value of the Company’s 34% ownership interest in Vision Bioenergy.

(h) Debt reduction due to payoff of $7.0 million mortgage in satisfaction of real property liens on Company assets.

(i) Gain on Vision Bioenergy joint venture transaction.